UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 8, 2013

CROSSTEX ENERGY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50536	52-2235382
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

Crosstex Energy, Inc. (the “Registrant”) owns combined general and limited partner interests of approximately 22 percent and the incentive distribution rights of Crosstex Energy, L.P. (the “Partnership”).

Underwriting Agreement

On January 9, 2013, the Partnership entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), with respect to the issuance and sale in an underwritten public offering by the Partnership of 7,500,000 common units representing limited partner interests of the Partnership (“Common Units”) for a price of $15.15 per Common Unit ($14.55 per Common Unit, net of underwriting discount) (the “Public Offering”).  The Underwriters were also granted a 30-day option to purchase up to an additional 1,125,000 Common Units from the Partnership.  On January 9, 2013, the Underwriters exercised such option in full.

The offer and sale of the Common Units were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a shelf registration statement on Form S-3 (File No. 333-166663) (the “Registration Statement”), which was declared effective by the Securities and Exchange Commission on May 21, 2010.  The closing of the Public Offering, including the additional 1,125,000 Common Units pursuant to the exercise of the Underwriters’ option, is expected to occur on January 14, 2013, subject to customary closing conditions.

In the Underwriting Agreement, the Partnership agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The foregoing description is qualified in its entirety by reference to the text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

Purchase Agreement

Concurrently with its entry into the Underwriting Agreement, on January 9, 2013, the Partnership entered into a privately negotiated Common Unit Purchase Agreement (the “Purchase Agreement”) with MTP Energy Master Fund Ltd, Magnetar Capital Fund II LP, Hipparchus Fund LP, Magnetar Global Event Driven Fund LLC, Blackwell Partners LLC and Magnetar Structured Credit Fund LP (collectively, the “Purchasers”) to issue and sell an aggregate of 2,700,000 Common Units for a purchase price of $14.55 per unit, which equates to the net price per unit received by the Partnership in the Public Offering, after deducting underwriting discounts and commissions (the “Concurrent Sale”).

The offer and sale of the Common Units in the Concurrent Sale were registered under the Securities Act pursuant to the Registration Statement.  The closing of the Concurrent Sale is expected to occur on January 14, 2013, subject to customary closing conditions.

Each of the Purchasers has agreed not to sell or otherwise transfer the purchased Common Units for a period of 60 days after January 9, 2013.

The description of the Purchase Agreement above does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.                                        Regulation FD Disclosure.

On January 8, 2013, the Partnership issued a press release announcing its intention to commence the Public Offering and the Concurrent Sale.  On January 9, 2013, the Partnership issued a press release announcing the pricing of the Common Units to be issued and sold pursuant to the Public Offering and the Concurrent Sale.  Copies of the press releases are furnished as Exhibits 99.1 and 99.2 to this Current Report.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in Exhibits 99.1 and 99.2 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 8.01.                                        Other Events.

In connection with the Public Offering and the Concurrent Sale, the Partnership is filing the opinions of Baker Botts L.L.P. as part of this Current Report that is to be incorporated by reference into the Registration Statement. The opinions of Baker Botts L.L.P. are filed herewith as Exhibits 5.1, 5.2, 8.1 and 8.2 and are incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in Exhibits 99.1 and 99.2 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION

1.1	—

Underwriting Agreement, dated as of January 9, 2013, by and among the Partnership and the Underwriters named therein (incorporated by reference to Exhibit 1.1 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated January 8, 2013, filed with the Commission on January 10, 2013).

5.1	—	Opinion of Baker Botts L.L.P. (incorporated by reference to Exhibit 5.1 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated January 8, 2013, filed with the Commission on January 10, 2013).

5.2	—	Opinion of Baker Botts L.L.P. (incorporated by reference to Exhibit 5.2 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated January 8, 2013, filed with the Commission on January 10, 2013).
8.1	—

Opinion of Baker Botts L.L.P. as to certain tax matters (incorporated by reference to Exhibit 8.1 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated January 8, 2013, filed with the Commission on January 10, 2013).

8.2	—

Opinion of Baker Botts L.L.P. as to certain tax matters (incorporated by reference to Exhibit 8.2 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated January 8, 2013, filed with the Commission on January 10, 2013).

10.1	—

Common Unit Purchase Agreement, dated as of January 9, 2013, by and among the Partnership and each of the Purchasers set forth on Schedule A thereto (incorporated by reference to Exhibit 10.1 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated January 8, 2013, filed with the Commission on January 10, 2013).

23.1	—	Consent of Baker Botts L.L.P. (included in Exhibit 5.1).
23.2	—	Consent of Baker Botts L.L.P. (included in Exhibit 5.2).
23.3	—	Consent of Baker Botts L.L.P. (included in Exhibit 8.1).
23.4	—	Consent of Baker Botts L.L.P. (included in Exhibit 8.2).
99.1	—

Press Release, dated January 8, 2013 (incorporated by reference to Exhibit 99.1 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated January 8, 2013, filed with the Commission on January 10, 2013).

99.2	—

Press Release, dated January 9, 2013 (incorporated by reference to Exhibit 99.2 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated January 8, 2013, filed with the Commission on January 10, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSTEX ENERGY, INC.

Date: January 10, 2013	By:	/s/ Michael J. Garberding
Michael J. Garberding
Senior Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

1.1	—

Underwriting Agreement, dated as of January 9, 2013, by and among the Partnership and the Underwriters named therein (incorporated by reference to Exhibit 1.1 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated January 8, 2013, filed with the Commission on January 10, 2013).

5.1	—	Opinion of Baker Botts L.L.P. (incorporated by reference to Exhibit 5.1 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated January 8, 2013, filed with the Commission on January 10, 2013).
5.2	—	Opinion of Baker Botts L.L.P. (incorporated by reference to Exhibit 5.2 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated January 8, 2013, filed with the Commission on January 10, 2013).
8.1	—

Opinion of Baker Botts L.L.P. as to certain tax matters (incorporated by reference to Exhibit 8.1 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated January 8, 2013, filed with the Commission on January 10, 2013).

8.2	—

Opinion of Baker Botts L.L.P. as to certain tax matters (incorporated by reference to Exhibit 8.2 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated January 8, 2013, filed with the Commission on January 10, 2013).

10.1	—

Common Unit Purchase Agreement, dated as of January 9, 2013, by and among the Partnership and each of the Purchasers set forth on Schedule A thereto (incorporated by reference to Exhibit 10.1 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated January 8, 2013, filed with the Commission on January 10, 2013).

23.1	—	Consent of Baker Botts L.L.P. (included in Exhibit 5.1).
23.2	—	Consent of Baker Botts L.L.P. (included in Exhibit 5.2).
23.3	—	Consent of Baker Botts L.L.P. (included in Exhibit 8.1).
23.4	—	Consent of Baker Botts L.L.P. (included in Exhibit 8.2).
99.1	—

Press Release, dated January 8, 2013 (incorporated by reference to Exhibit 99.1 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated January 8, 2013, filed with the Commission on January 10, 2013).

99.2	—

Press Release, dated January 9, 2013 (incorporated by reference to Exhibit 99.2 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated January 8, 2013, filed with the Commission on January 10, 2013).